UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2019
Date of Report (Date of earliest event reported)

Ecology and Environment Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 1-9065

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive Lancaster, New York	14086
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 245 under the Securities Act (17 CFT 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock par value $.01 per share	EEI	Nasdaq Stock Exchange

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 13, 2019, Ecology and Environment Inc. (the “Company”) announced that the Company was unable to meet the deadline granted by the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) related to delinquencies in filing its Annual Report on Form 10-K for the fiscal year ended July 31, 2018 and its Quarterly Reports on Form 10-Q for the periods ended October 27, 2018 and January 26, 2019 (the “Delinquent Reports”). Under the terms of an exception previously granted by Nasdaq, the Company was required to file the Delinquent Reports with the Securities and Exchange Commission (“SEC”) on or before May 13, 2019 to regain compliance with Nasdaq Listing Rule 5250(c)(1).

The Company anticipates that it will receive a letter from Nasdaq advising the Company of its continued non-compliance. The Company will respond in a timely manner to the letter, once received, and will take all necessary measures to regain compliance and retain its listing status. There will be no immediate impact on the listing or trading of the Company’s common stock on Nasdaq. The Company continues to work diligently to complete the Delinquent Reports and file them with the SEC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2019, the Company announced the resignation of JoAnn Shea, its Chief Administrative Officer, effective May 17, 2019.  Ms. Shea joined the Company in August 2018 with responsibility for oversight of the Company’s accounting and finance, human resources, and information technology functions, and served as a member of the Company’s Operations Committee.  The Company also announced that Kurt Zmich, Senior Vice President of U.S. Operations, will join the Company’s Operations Committee, which also includes the Company’s Executive Chairman, Marshall A. Heinberg, and President-U.S. Operations, Todd Musterait.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECOLOGY AND ENVIRONMENT INC.

	By	/s/Peter F. Sorci
Peter F. Sorci
Acting Chief Financial Officer

Dated: May 14, 2019